SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (date of earliest event reported):
January 16, 2001

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-8185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)		48640 (Zip Code)

Registrant's telephone number, including area code: (517) 839-5350

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

	(c)	Exhibits

		99.1	Press Release dated January 16, 2001
		99.2	Press Release dated January 16, 2001
		99.3	Press Release dated January 16, 2001

Item 9.	Regulation FD Disclosure

                              Chemical Financial Corporation ("Chemical") issued three Press Releases on January 16, 2001.

                              A copy of each Press Release, each dated January 16, 2001, issued by Chemical, is attached as an Exhibit and is incorporated herein by reference.

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized .

Dated:	January 16, 2001	CHEMICAL FINANCIAL CORPORATION (Registrant)

		By:	/s/ Lori A. Gwizdala
Lori A. Gwizdala Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Document

99.1 Press Release dated January 16, 2001
99.2 Press Release dated January 16, 2001
99.3 Press Release dated January 16, 2001